                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY

     (FORM S-4 RELATING TO THE PROPOSED MERGER OF ADVANTAGE BANCORP, INC.
                 WITH AND INTO MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Advantage Bancorp, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.



  Dated this 16th day of October, 1997.

                                                /s/ Richard A. Abdoo
                                          -------------------------------------
                                                    Richard A. Abdoo

                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY

     (FORM S-4 RELATING TO THE PROPOSED MERGER OF ADVANTAGE BANCORP, INC.
                 WITH AND INTO MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Advantage Bancorp, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.



  Dated this 16th day of October, 1997.

                                                 /s/ Oscar C. Boldt
                                          -------------------------------------
                                                     Oscar C. Boldt

                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY

     (FORM S-4 RELATING TO THE PROPOSED MERGER OF ADVANTAGE BANCORP, INC.
                 WITH AND INTO MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Advantage Bancorp, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.



  Dated this 16th day of October, 1997.

                                                   /s/ J.P. Bolduc
                                          -------------------------------------
                                                       J.P. Bolduc

                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY

     (FORM S-4 RELATING TO THE PROPOSED MERGER OF ADVANTAGE BANCORP, INC.
                 WITH AND INTO MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Advantage Bancorp, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.



  Dated this 16th day of October, 1997.

                                                /s/ Wendell F. Bueche
                                          -------------------------------------
                                                    Wendell F. Bueche

                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY

     (FORM S-4 RELATING TO THE PROPOSED MERGER OF ADVANTAGE BANCORP, INC.
                 WITH AND INTO MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Advantage Bancorp, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.



  Dated this 28th day of October, 1997.

                                                  /s/ Jon F. Chait
                                          -------------------------------------
                                                      Jon F. Chait

                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY

     (FORM S-4 RELATING TO THE PROPOSED MERGER OF ADVANTAGE BANCORP, INC.
                 WITH AND INTO MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Advantage Bancorp, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.



  Dated this 16th day of October, 1997.

                                                /s/ Glenn A. Francke
                                          -------------------------------------
                                                    Glenn A. Francke

                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY

     (FORM S-4 RELATING TO THE PROPOSED MERGER OF ADVANTAGE BANCORP, INC.
                 WITH AND INTO MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Advantage Bancorp, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.



  Dated this 16th day of October, 1997.

                                                /s/ G.H. Gunnlaugsson
                                          -------------------------------------
                                                    G.H. Gunnlaugsson

                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY

     (FORM S-4 RELATING TO THE PROPOSED MERGER OF ADVANTAGE BANCORP, INC.
                 WITH AND INTO MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Advantage Bancorp, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.



  Dated this 16th day of October, 1997.

                                               /s/ Burleigh E. Jacobs
                                          -------------------------------------
                                                   Burleigh E. Jacobs

                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY

     (FORM S-4 RELATING TO THE PROPOSED MERGER OF ADVANTAGE BANCORP, INC.
                 WITH AND INTO MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Advantage Bancorp, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.



  Dated this 16th day of October, 1997.

                                                 /s/ Jack F. Kellner
                                          -------------------------------------
                                                     Jack F. Kellner

                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY

     (FORM S-4 RELATING TO THE PROPOSED MERGER OF ADVANTAGE BANCORP, INC.
                 WITH AND INTO MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Advantage Bancorp, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.



  Dated this 16th day of October, 1997.

                                                 /s/ James F. Kress
                                          -------------------------------------
                                                     James F. Kress

                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY

     (FORM S-4 RELATING TO THE PROPOSED MERGER OF ADVANTAGE BANCORP, INC.
                 WITH AND INTO MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Advantage Bancorp, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.



  Dated this 16th day of October, 1997.

                                                  /s/ D.J. Kuester
                                          -------------------------------------
                                                      D.J. Kuester

                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY

     (FORM S-4 RELATING TO THE PROPOSED MERGER OF ADVANTAGE BANCORP, INC.
                 WITH AND INTO MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Advantage Bancorp, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.



  Dated this 16th day of October, 1997.

                                                  /s/ Don R. O'Hare
                                          -------------------------------------
                                                      Don R. O'Hare

                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY

     (FORM S-4 RELATING TO THE PROPOSED MERGER OF ADVANTAGE BANCORP, INC.
                 WITH AND INTO MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Advantage Bancorp, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.



  Dated this 16th day of October, 1997.

                                              /s/ Edward L. Meyer, Jr.
                                          -------------------------------------
                                                  Edward L. Meyer, Jr.

                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY

     (FORM S-4 RELATING TO THE PROPOSED MERGER OF ADVANTAGE BANCORP, INC.
                 WITH AND INTO MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Advantage Bancorp, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.



  Dated this 16th day of October, 1997.

                                                 /s/ San W. Orr, Jr.
                                          -------------------------------------
                                                     San W. Orr, Jr.

                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY

     (FORM S-4 RELATING TO THE PROPOSED MERGER OF ADVANTAGE BANCORP, INC.
                 WITH AND INTO MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Advantage Bancorp, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.



  Dated this 16th day of October, 1997.

                                              /s/ Peter M. Platten, III
                                          -------------------------------------
                                                  Peter M. Platten, III

                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY

     (FORM S-4 RELATING TO THE PROPOSED MERGER OF ADVANTAGE BANCORP, INC.
                 WITH AND INTO MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Advantage Bancorp, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.



  Dated this 16th day of October, 1997.

                                                 /s/ J.A. Puelicher
                                          -------------------------------------
                                                     J.A. Puelicher

                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY

     (FORM S-4 RELATING TO THE PROPOSED MERGER OF ADVANTAGE BANCORP, INC.
                 WITH AND INTO MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Advantage Bancorp, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.



  Dated this 16th day of October, 1997.

                                                /s/ Stuart W. Tisdale
                                          -------------------------------------
                                                    Stuart W. Tisdale

                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY

     (FORM S-4 RELATING TO THE PROPOSED MERGER OF ADVANTAGE BANCORP, INC.
                 WITH AND INTO MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Advantage Bancorp, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.



  Dated this 16th day of October, 1997.

                                                  /s/ J.B. Wigdale
                                          -------------------------------------
                                                      J.B. Wigdale

                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY

     (FORM S-4 RELATING TO THE PROPOSED MERGER OF ADVANTAGE BANCORP, INC.
                 WITH AND INTO MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Advantage Bancorp, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.



  Dated this 16th day of October, 1997.

                                                 /s/ James O. Wright
                                          -------------------------------------
                                                     James O. Wright

                                                                     EXHIBIT 24

                         DIRECTOR'S POWER OF ATTORNEY

     (FORM S-4 RELATING TO THE PROPOSED MERGER OF ADVANTAGE BANCORP, INC.
                 WITH AND INTO MARSHALL & ILSLEY CORPORATION)

  The undersigned director of Marshall & Ilsley Corporation designates each of J.B. Wigdale and M.A. Hatfield, with the power of substitution, as his true and lawful attorney-in-fact for the purpose of: (i) executing in his name and on his behalf Marshall & Ilsley Corporation's Registration Statement on Form S-4 relating to the proposed merger of Advantage Bancorp, Inc. with and into Marshall & Ilsley Corporation and any related amendments (including post-effective amendments) and/or supplements to said Form S-4; (ii) generally doing all things in his name and on his behalf in his capacity as a director to enable Marshall & Ilsley Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission; and
(iii) ratifying and confirming his signature as it may be signed by the attorney-in-fact to the Form S-4 and any related amendments (including post-effective amendments) and/or supplements thereto.



  Dated this 16th day of October, 1997.

                                                 /s/ Gus A. Zuehlke
                                          -------------------------------------
                                                     Gus A. Zuehlke